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                                                                   EXHIBIT 10.18






















                           1999 COMERICA INCORPORATED
                           DEFERRED COMPENSATION PLAN




















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                              COMERICA INCORPORATED
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

ARTICLE I.        PURPOSE AND INTENT............................................................................I-1

ARTICLE II.       DEFINITIONS
         A.       Definitions..................................................................................II-1
                  (1)      Account.............................................................................II-1
                  (2)      Irrevocable Election Form...........................................................II-1
                  (3)      Beneficiary(ies)....................................................................II-1
                  (4)      Board...............................................................................II-1
                  (5)      Code     ...........................................................................II-1
                  (6)      Comerica Stock......................................................................II-1
                  (7)      Comerica Stock Fund  ...............................................................II-1
                  (8)      Committee...........................................................................II-1
                  (9)      Compensation........................................................................II-2
                  (10)     Compensation Deferral...............................................................II-2
                  (11)     Deferral Period.....................................................................II-2
                  (12)     Disabled and Disability.............................................................II-2
                  (13)     Eligible Employee...................................................................II-2
                  (14)     Employer............................................................................II-2
                  (15)     ERISA...............................................................................II-3
                  (16)     Exchange Act........................................................................II-3
                  (17)     Participant.........................................................................II-3
                  (18)     Plan................................................................................II-3
                  (19)     Plan Administrator(s)...............................................................II-3
                  (20)     Retirement..........................................................................II-3
                  (21)     Section 16 Insider..................................................................II-3
                  (22)     Trust...............................................................................II-3
                  (23)     Trustee.............................................................................II-3
                  (24)     Unforeseeable Emergency.............................................................II-3

ARTICLE III.      ELECTION TO PARTICIPATE IN THE PLAN
         A.       Completion of Irrevocable Election Form.....................................................III-1
         B.       Contents of Irrevocable Election Form.......................................................III-1
         C.       Effect of Entering Into Irrevocable Election Form...........................................III-1
         D.       Special Rules Applicable to Irrevocable Election Form
                  and Deferral of Compensation................................................................III-1
                  (1)      Deferral Election to be Made Before
                           Compensation is Earned.............................................................III-1
                  (2)      Irrevocability of Deferral Election................................................III-2
                  (3)      Cancellation of Deferral Election..................................................III-2
         E.       Deferrals By Committee......................................................................III-3


ARTICLE IV.         DEFERRED COMPENSATION ACCOUNTS AND

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

            INVESTMENT OF DEFERRED COMPENSATION
   A.       Deferred Compensation Accounts........................................................................IV-1
   B.       Earnings on Compensation Deferrals....................................................................IV-1
   C.       Contribution of Compensation Deferrals to Trust.......................................................IV-2
   D.       Insulation from Liability.............................................................................IV-2
   E.       Ownership of Compensation Deferrals...................................................................IV-2
   F.       Special Rule Application to Certain Reallocations.....................................................IV-3
   G.       Adjustment of Accounts Upon Changes In Capitalization.................................................IV-4

ARTICLE V.  DISTRIBUTION OF COMPENSATION DEFERRALS
   A.       In General.............................................................................................V-1
            (1)  Employment Through Deferral Period................................................................V-1
            (2)  Termination Prior to End of Deferral Period ......................................................V-2
            (3)  Death of Participant Prior to End of
                 Installment Distribution Period...................................................................V-3
            (4)  Hardship Distributions............................................................................V-3
            (5)  Cash Out Distributions............................................................................V-3
   B.       Designation of Beneficiary.............................................................................V-4
            (1)  Beneficiary Designation Must be Filed Prior to
                 Participant's Death...............................................................................V-4
            (2)  Absence of Beneficiary............................................................................V-4

ARTICLE VI.      AMENDMENT OR TERMINATION
   A.            Amendment and Termination of Plan................................................................VI-1

ARTICLE VII.     AUDITING OF ACCOUNTS AND STATEMENTS
                 TO PARTICIPANTS
   A.            Auditing of Accounts............................................................................VII-1
   B.            Statements to Participants......................................................................VII-1
   C.            Fees and Expenses of Administration.............................................................VII-1

ARTICLE VIII.    MISCELLANEOUS PROVISIONS
   A.            Nonforfeitability of Participant Accounts......................................................VIII-1
   B.            Prohibition Against Assignment.................................................................VIII-1
   C.            No Employment Contract.........................................................................VIII-1
   D.            Successors Bound...............................................................................VIII-1
   E.            Prohibition Against Loans......................................................................VIII-1
   F.            Administration By Committee....................................................................VIII-1
   G.            Governing Law and Rules of Construction........................................................VIII-2
   H.            Power to Interpret.............................................................................VIII-2
   I.            Effective Date.................................................................................VIII-3


                                     - ii -

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                                   ARTICLE I.
                               PURPOSE AND INTENT.
         The Plan enables Eligible Employees to defer receipt of all or a portion of their Compensation to provide additional income for them subsequent to retirement, disability or termination of employment. It is the intention of Comerica Incorporated that the Plan cover only employees who are management or highly-compensated employees within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.


                                       I-1

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                                   ARTICLE II.

                                  DEFINITIONS.

     A. Definitions. The following words and phrases, wherever capitalized, shall have the following meanings respectively:

     (1) "Account(s)" means the account established for each Participant under
Article IV(A) hereof.

     (2) "Irrevocable Election Form" means the Irrevocable Election Form in the form attached hereto as Attachment A, as it may be revised from time to time.

     (3) "Beneficiary(ies)" means the person(s), natural or corporate, in whatever capacity, designated by a Participant pursuant to this Plan, or the person otherwise deemed to constitute the Participant's beneficiary under
Article V(B)(2) hereof.

     (4) "Board" means the Board of Directors of Comerica Incorporated.

     (5) "Code" means the Internal Revenue Code of 1986, as amended.

     (6) "Comerica Stock" means shares of common stock of Comerica Incorporated, $5.00 par value.

     (7) "Comerica Stock Fund" means an investment option established under the Plan pursuant to which a Participant may have requested investment prior to January 1, 1999, of sums deferred under the Plan in units whose value is tied to the market value of shares of Comerica Stock.

     (8) "Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan.

     (9) "Compensation" means gross salary from the Employer including base salary, incentive compensation, bonuses, overtime, commissions and any other form of

                                      II-1

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cash remuneration approved by the Committee, other than an incentive award granted to Participants pursuant to the Management Incentive Plan that is related to Comerica Incorporated's 3 year return on equity performance.

     (10) "Compensation Deferral(s)" means the amount of Compensation a Participant has elected to defer, pursuant to an Irrevocable Election Form and, where the context requires, shall also include earnings on such amounts.

     (11) "Deferral Period" means the period during which a Participant elects to defer receipt of Compensation under the Plan, which period shall end coincident with the Participant's Retirement.

     (12) "Disabled" or "Disability" means "disabled" under the Comerica Incorporated Long-Term Disability Plan or under the Comerica Incorporated Executive Long-Term Disability Plan, whichever such plan covers the individual.

     (13) "Eligible Employee" means an individual employed by an Employer who is: (i) eligible to receive compensation under the Comerica Incorporated Management Incentive Plan; (ii) eligible to receive compensation under an incentive program sponsored by any business unit of the Employer, provided the Compensation the individual expects to earn in the year his deferral election is operative is approximately $100,000; or (iii) approved for participation by the Committee on the basis of high earning potential and other relevant factors consistent with the Plan.

     (14) "Employer" means Comerica Incorporated, a Delaware corporation, and its subsidiary corporations, and any successor entity which may succeed the Employer and its subsidiary corporations.

                                      II-2

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     (15) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (16) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (17) "Participant" means an Eligible Employee whose Irrevocable Election Form has been accepted by the Committee pursuant to Article III(A) hereof, and who either has a deferral election currently in effect or an Account balance under the Plan.

     (18) "Plan" means the unfunded, nonqualified elective deferred compensation plan the provisions of which are set forth herein, as they may be amended from time to time.

     (19) "Plan Administrator(s)" means the individual(s) appointed by the Committee to handle the day-to-day administration of the Plan.

     (20) "Retirement" means retirement under the Comerica Incorporated Retirement Plan.

     (21) "Section 16 Insider" means any Participant who is designated by the Company as a reporting person under Section 16 of the Exchange Act.

     (22) "Trust" means such trust as may be established by Comerica Incorporated in connection with this Plan.

     (23) "Trustee" means the entity selected by Comerica Incorporated as trustee of the Trust.

     (24) "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                                      II-3

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                                  ARTICLE III.

                      ELECTION TO PARTICIPATE IN THE PLAN.

     A. Completion of Irrevocable Election Form. An Eligible Employee who wishes to become a Participant in the Plan must complete and sign an Irrevocable Election Form. Any Irrevocable Election Form received by the Committee shall become binding upon the Committee's acceptance thereof. In the Irrevocable Election Form, the Employee shall indicate the Compensation the Participant wishes to defer. An Eligible Employee must file a separate Irrevocable Election Form with respect to each year's Compensation he or she wishes to defer.

     B. Contents of Irrevocable Election Form. Each Irrevocable Election Form shall: (i) designate the amount of Compensation to be deferred in whole percentages or in whole dollars; (ii) request that the Employer defer payment of the Compensation to the Participant until the year the Participant retires;
(iii) state how the Participant wishes to receive payment of the Compensation Deferrals at retirement; and (iv) contain other provisions the Committee deems appropriate.

     C. Effect of Entering Into Irrevocable Election Form. Upon the Committee's acceptance of a Participant's Irrevocable Election Form, the Participant shall be (i) bound by the provisions of the Plan and by the provisions of any agreement governing the Trust; (ii) bound by the provisions of the Irrevocable Election Form; and (iii) deemed to have assumed the risks of deferral, including, without limitation, the risk of poor investment performance and the risk that Comerica Incorporated may become insolvent.

     D. Special Rules Applicable to Irrevocable Election Forms and Deferral of Compensation.

     (1) Deferral Election to be Made Before Compensation is Earned. In no event shall any Compensation which has been earned by a Participant prior to the date such Participant's Irrevocable Election Form has been accepted by the Committee be deferred

                                      III-1


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under the Plan. Further, the effective date of any Irrevocable Election
Form shall not be earlier than the first day of the calendar year which begins after the Irrevocable Election Form is signed by the Participant and accepted by the Committee. Notwithstanding the preceding sentence, an Irrevocable Election Form delivered to the Committee within 60 days of the effective date of the Plan may defer Compensation to be earned in the remaining portion of the year in which it is delivered; and, provided further, an Irrevocable Election Form delivered to the Committee within 30 days of the date an individual first becomes eligible to participate in the Plan may defer Compensation to be earned in the remaining portion of the year in which it is delivered.

         Notwithstanding anything in this Article III to the contrary, the Committee, in its sole discretion, may impose limitations on the percentage or dollar amount of any Participant election to defer Compensation and may impose rules prohibiting the deferral of less than 100% of any award under any incentive compensation plan of the Employer that permits deferral of awards thereunder.
         (2) Irrevocability of Deferral Election. Except as provided in Article III(D)(3) and V(A)(4) below, the provisions of the Irrevocable Election Form relating to a Participant's election to defer Compensation and the Participant's selection of the time and manner of payment of Compensation Deferrals shall be irrevocable.
         (3) Cancellation of Deferral Election. In the event of an Unforeseeable Emergency, the Committee may, in its sole discretion, permit the Participant to cancel an election to defer Compensation, in whole or in part, and permit the Participant to receive at the otherwise scheduled payment date whatever portion of the amount subject to the

                                      III-2

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deferral election is necessary, in the judgment of the Committee, to alleviate the financial hardship occasioned by the Unforeseeable Emergency.
         Any Participant who seeks to cancel a deferral election on account of an Unforeseeable Emergency shall submit to the Committee a written request which sets forth in reasonable detail the Unforeseeable Emergency, and the amount of the Compensation Deferral which the Participant believes to be necessary to remedy it. In determining whether to grant any Participant's request to cancel a deferral election on the basis of an Unforeseeable Emergency, the Committee shall adhere to the requirements of Section 1.457-2(h)(4) of the Income Tax Regulations, the provisions of which are incorporated herein by reference. Any Participant who is permitted to cancel a deferral election shall not again be eligible to submit a deferral election until the calendar year following the calendar year in which such cancellation is permitted.
         If a Participant receives a hardship distribution under the Comerica Incorporated Preferred Savings Plan, the Participant's deferral election hereunder shall be automatically canceled to the extent it would defer the Participant's receipt of any Compensation the Participant would earn during a twelve-month period beginning on the date of the Participant's receipt of such hardship distribution. Any Participant whose deferral election is automatically canceled in accordance with the provisions hereof shall not again be eligible to submit a deferral election until the next enrollment period after the elapse of at least 12 months following the Participant's receipt of a hardship distribution.
         E. Deferrals By Committee. At its discretion, the Committee may defer any Compensation payable to an Eligible Employee pursuant to a notice to the Eligible Employee. Any Compensation payable to an Eligible Employee which is deferred by the

                                      III-3

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Committee shall be paid to the Eligible Employee in a manner determined by the
Committee, i.e., a lump sum or installments, upon his or her termination of employment. Any Compensation deferred under the Plan by the Committee shall be invested in the investment option under the Plan which most closely approximates a money market fund pending the Employer's receipt of an investment request from the Eligible Employee. It shall be the Eligible Employee's obligation to submit an investment request to the Employer if any Compensation deferred by the Committee is to be invested in any fund other than a money market fund. Notwithstanding anything to the contrary, no Compensation, other than the Compensation placed in the Account prior to January 1,1999, shall be invested in or reallocated to Comerica Stock. Also, upon the death of the Eligible Employee on behalf of whom the Compensation is deferred prior to distribution of all Compensation deferred by the Committee and the earnings thereon, unless the Eligible Employee has delivered a beneficiary designation form to the Committee with respect to the sums deferred by the Committee, the balance will be distributed to the Beneficiary(ies) listed on the most recent beneficiary designation form delivered to the Committee with respect to other Compensation deferred by the Eligible Employee under the Plan. If the Eligible Employee has not designated a Beneficiary(ies) with respect to sums deferred by the Committee and has not deferred other Compensation under the Plan (or submitted a beneficiary designation form with respect to any such deferrals), the Compensation deferred by the Committee and any earnings thereon shall be payable to the Eligible Employee's estate upon his or her death.

                                      III-4

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                                   ARTICLE IV.

                         DEFERRED COMPENSATION ACCOUNTS

                    AND INVESTMENT OF DEFERRED COMPENSATION.

         A. Deferred Compensation Accounts. The Plan Administrator shall establish a book reserve account in the name of each Participant. As soon as is administratively feasible following the date Compensation subject to a Participant's deferral election would otherwise be paid to the Participant, the Plan Administrator shall credit the Compensation being deferred to the Participant's Account. Each Participant's Account shall further be credited with earnings or charged with losses resulting from the deemed investment of the Compensation Deferrals credited to the Account as though the Compensation Deferrals had been invested in the investments selected by the Participant as provided below, and shall be charged with any distributions, any federal and state income tax withholdings, any social security tax as may be required by law and by any further amounts, including administrative fees and expenses, the Employer is either required to withhold or determines are appropriate charges to such Participant's Account.
         B. Earnings on Compensation Deferrals. At the time a Participant submits an Irrevocable Election Form, and from time to time thereafter at intervals to be determined by the Committee, each Participant shall direct, in a form approved by and in accordance with procedures established by the Committee, how the Participant chooses the balance in his Account to be deemed to be invested among investment options (which shall not include Comerica Stock) to be made available by the Committee. In lieu of making investment options available to Participants, Comerica Incorporated may credit deferred sums with a reasonable rate of interest to reflect the time value of money.

         Comerica Incorporated shall be under no obligation to acquire any of the investments selected by any Participant, and any investments actually made by it with Compensation Deferrals will be acquired solely in the name of Comerica Incorporated, and will remain the sole property of Comerica Incorporated.
         C. Contribution of Compensation Deferrals to Trust. In the sole discretion of Comerica Incorporated, all or any portion of the Compensation Deferrals credited to any Participant's Account may be contributed to a Trust established by Comerica Incorporated in connection with the Plan. No Participant or Beneficiary shall have the right to direct or require that Comerica Incorporated contribute the Participant's Compensation Deferrals to the Trust. Any Compensation Deferrals so contributed shall be held, invested and administered to provide benefits under the Plan except as otherwise required in the agreement governing the Trust.
         D. Insulation from Liability. No member of the Committee or officer, employee or director of any Employer shall be liable to any person for any action taken or omitted in connection with the administration of this Plan or Trust unless attributable to such individual's own fraud or willful misconduct.
         E. Ownership of Compensation Deferrals. Title to and beneficial ownership of any assets, of whatever nature, which may be allocated by Comerica Incorporated to any Account in the name of any Participant shall at all times remain with Comerica Incorporated, and no Participant or Beneficiary shall have any property interest whatsoever in any specific assets of Comerica Incorporated by reason of the establishment of the Plan nor shall the rights of any Participant or Beneficiary to payments under the Plan be increased by reason of Comerica Incorporated's contribution of

                                      IV-2

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Compensation Deferrals to the Trust. The rights of each Participant and
Beneficiary hereunder shall be limited to enforcing the unfunded, unsecured promise of the Participant's Employer to pay benefits under the Plan, and the status of any Participant or Beneficiary shall be that of an unsecured general creditor of Comerica Incorporated. Participants and Beneficiaries shall not be deemed to be parties to any trust agreement Comerica Incorporated enters into with the Trustee.
         F. Special Rule Applicable To Certain Reallocations.
         (A) Notwithstanding the foregoing, effective January 1, 1999, a Participant may not direct a reallocation of monies out of any investment fund into the Comerica Stock Fund. A Participant may however, reallocate monies out of the Comerica Stock Fund into any other investment fund (which shall not include the Comerica Stock Fund), except as provided in subsection (B) of this section.
         (B) A Section 16 Insider may not direct a reallocation of monies out of the Comerica Stock Fund into any other investment funds if, within the previous six months, he or she (or any other person whose transactions are attributed to the Section 16 Insider under Section 16 of the Exchange Act) either (i) acquired shares of Comerica Stock in the open market or pursuant to a private transaction, or (ii) made an election under the Plan (or under any other plan sponsored by the Company) that resulted in an acquisition of equity securities of the Company within the meaning of that term under Section 16 of the Exchange Act.
         To the extent consistent with rules under Section 16 of the Exchange Act, the foregoing prohibitions shall not be applicable if the reallocation is in connection with the Section 16 Insider's death, disability, retirement or termination of employment.

                                      IV-3

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         Notwithstanding any other provision of the Plan, effective January 1,
1999, except in the circumstances of death, Disability, Retirement or other termination of employment, a Section 16 Insider shall not be permitted to receive a cash distribution from the Plan which is funded to any extent by a disposition of his or her interest.
         G. Adjustment of Accounts Upon Changes In Capitalization. With respect to Accounts that are deemed to be invested in whole or in part in the Comerica Stock Fund, in the event the number of outstanding shares of Comerica Stock changes as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to common stockholders other than cash dividends, the number or kind of shares of Comerica Stock in which such Accounts are deemed to be invested shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustment of any Account, so that the value of the Account shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be conclusive and binding.

                                      IV-4

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                                   ARTICLE V.
                     DISTRIBUTION OF COMPENSATION DEFERRALS.
         A. In General. The benefits payable hereunder as deferred compensation shall be paid to the Participant or to the Participant's Beneficiary as follows:
(1) Employment Through Deferral Period. If the Participant's employment with an Employer continues until the last day of the Deferral Period, Comerica Incorporated shall, as soon as administratively feasible following the end of the Deferral Period, distribute, or commence to distribute, the balance of the Account in the name of the Participant in cash in any manner described below which is selected by the Participant in the Participant's Irrevocable Election
Form: (i) a single sum; (ii) annual installments over 5 years, (iii) annual installments over 10 years; or (iv) annual installments over 15 years.
         For purposes of determining the amount of annual installments, X shall equal the number of years over which benefits will be paid as elected by the Participant. Comerica Incorporated shall pay to the Participant or to the Participant's Beneficiary an amount equal to 1/X of the fair market value of the Account in the Participant's name, such value to be determined by the Committee as of the earliest convenient date, as determined by the Committee, which occurs prior to the date the payment is to be made. On approximately the same date of the following year, Comerica Incorporated shall pay to the Participant or to the Participant's Beneficiary an amount equal to 1/X-1 of the fair market value of such Account, such value to be determined by the Committee as of the earliest convenient date, as determined by the Committee, which occurs prior to the date the payment is to be made. On approximately the same date of the following year, Comerica

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Incorporated shall pay to the Participant or to the Participant's Beneficiary an
amount equal to 1/X-2 of the fair market value of such Account, such value to be determined by the Committee as of the earliest convenient date, as determined by the Committee, which occurs prior to the date the payment is to be made, and similar payments shall be made on approximately the same date of each succeeding year until a total of X annual payments have been made with the last such payment being in an amount equal to the fair market value of the Account in the name of the Participant determined as of the date such amount is paid.
         (2) Termination Prior to End of Deferral Period. If the Participant's employment with the Employer terminates prior to the last day of the Deferral Period (unless such termination is due to the Participant's Disability), then notwithstanding the manner of distribution selected by the Participant, Comerica Incorporated shall distribute or direct the Trustee to distribute an amount equal to the fair market value of the Account in the name of the Participant as of the earliest convenient date, as determined by the Committee, which occurs subsequent to the date the Participant's employment terminates. Such amount shall be distributed to the Participant or to the Participant's Beneficiary in a single sum as soon as is administratively feasible following the Participant's termination date.
         If the Participant's employment terminates prior to the last day of the Deferral Period because the Participant has become Disabled, then notwithstanding the distribution date selected by the Participant in the Participant's Irrevocable Election Form, an amount equal to the fair market value of the Account in the name of the Participant as of the earliest convenient date, as determined by the Committee, which occurs subsequent to the date the Participant's employment terminates, shall be distributed, or commence to be distributed, as soon as administratively feasible following his or her termination date, such distribution to be made in the manner specified in the Participant's Irrevocable Election Form.
         (3) Death of Participant Prior to End of Installment Distribution Period. If the Participant dies before a total of X annual payments are made hereunder, then an amount equal to the fair market value of the Account in the name of the Participant as of the earliest convenient date, as determined by the Committee, which occurs subsequent to the date of the Participant's death shall be distributed in a single sum to the Participant's Beneficiary, such distribution to be made as soon as is administratively feasible following the date of the Participant's death.
         (4) Hardship Distributions. In the event of an Unforeseeable Emergency involving a Participant which occurs prior to distribution of the entire balance of the Account in the name of the Participant, the Committee may, in its sole discretion, distribute to the Participant in a single sum an amount equal to such portion of the Account in the Participant's name as shall be necessary in the judgment of the Committee to alleviate the financial hardship occasioned by the Unforeseeable Emergency. Any Participant desiring a distribution under the Plan on account of an Unforeseeable Emergency shall submit to the Committee a written request for such distribution which sets forth in reasonable detail the Unforeseeable Emergency which would cause the Participant severe financial hardship, and the amount which the Participant believes to be necessary to alleviate the financial hardship. In determining whether to grant any requested hardship distribution, the Committee shall adhere to the requirements of the Income Tax Regulations referred to in Article III(D)(3) hereof.

         (5) Cash Out Distributions. If, at the time an installment distribution of an Account in the name of any Participant is scheduled to commence, the fair market value of such Account does not exceed $5,000 then, notwithstanding an election by the Participant that such Account be distributed in installments, the balance of such Account shall be distributed to the Participant in a single sum on or about the date the first installment is scheduled to be made.
         B. Designation of Beneficiary. A Participant shall deliver to the Committee a written designation of Beneficiary(ies) under the Plan, which designation may from time to time be amended or revoked without notice to, or consent of, any previously designated Beneficiary.
         (1) Beneficiary Designation Must be Filed Prior to Participant's Death. No designation of Beneficiary, and no amendment or revocation thereof, shall become effective if delivered to the Committee after such Participant's death, unless the Committee shall determine such designation, amendment or revocation to be valid.
         (2) Absence of Beneficiary. In the absence of an effective designation of Beneficiary, or if no Beneficiary designated shall survive the Participant, then the balance of the Account in the name of the Participant shall be paid to the Participant's estate.

                                   ARTICLE VI.
                            AMENDMENT OR TERMINATION.
         A. Amendment and Termination of Plan. This Plan may be amended or terminated at any time in the sole discretion of the Committee by a written instrument executed by the Committee. No such amendment shall affect the time of payment of any Compensation earned prior to the time of such amendment or termination except as the Committee may determine to be necessary to carry out the purpose of the Plan.
         Written notice of any such amendment or termination shall be given to each Participant. Upon termination of the Plan, Comerica Incorporated shall distribute to each Participant or Beneficiary, or direct that the Trustee so distribute, the amounts which would have been distributed to such Participant or Beneficiary under the Plan had the Participant's employment with an Employer terminated at the time of termination of the Plan. In addition, no such amendment shall make the Trust revocable.

                                  ARTICLE VII.
                       AUDITING OF ACCOUNTS AND STATEMENTS
                                TO PARTICIPANTS.
         A. Auditing of Accounts. The Plan shall be audited from time to time as directed by the Committee by auditors selected by the Committee.
         B. Statements to Participants. Statements will be provided to Participants under the Plan on at least an annual basis.
         C. Fees and Expenses of Administration. Fees of the Trustee and expenses of administration of the Plan shall be deducted from Accounts.


                                      VII-1

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                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS.
         A. Nonforfeitability of Participant Accounts. Each Participant shall be fully vested in his or her Account.
         B. Prohibition Against Assignment. Benefits payable to Participants and their Beneficiaries under the Plan may not be anticipated, assigned (either at law or in equity), alienated, sold, transferred, pledged or encumbered in any manner, nor may they be subjected to attachment, garnishment, levy, execution or other legal or equitable process for the debts, contracts, liabilities, engagements or acts of any Participant or Beneficiary.
         C. No Employment Contract. Nothing in the Plan is intended to be construed, or shall be construed, as constituting an employment contract between the Employer and any Participant nor shall any Plan provision affect the Employer's right to discharge any Participant for any reason or for no reason.
         D. Successors Bound. The contractual agreement between Comerica Incorporated and each Participant resulting from the execution of an Irrevocable Election Form shall be binding upon and inure to the benefit of Comerica Incorporated, its successors and assigns, and to the Participant and to the Participant's heirs, executors, administrators and other legal representatives.
         E. Prohibition Against Loans. The Participant may not borrow any Compensation Deferrals from Comerica Incorporated nor utilize his or her Account as security for any loan from the Employer.


                                     VIII-1

         F. Administration By Committee. Responsibility for administration of the Plan shall be vested in the Committee. To the extent permitted by law, the Committee may delegate any authority it possesses to the Plan Administrator(s). To the extent the Committee has delegated authority concerning a matter to the Plan Administrator(s), any reference in the Plan to the "Committee" insofar as it pertains to such matter, shall refer likewise to the Plan Administrator(s).
         G. Governing Law and Rules of Construction. This Plan shall be governed in all respects, whether as to construction, validity or otherwise, by applicable federal law and, to the extent that federal law is inapplicable, by the laws of the State of Michigan. Each provision of this Plan shall be treated as severable, to the end that, if any one or more provisions shall be adjudged or declared illegal, invalid or unenforceable, this Plan shall be interpreted, and shall remain in full force and effect, as though such provision or provisions had never been contained herein. It is the intention of Comerica Incorporated that the Plan established hereunder be "unfunded" for income tax purposes and for purposes of Title I of ERISA, and the provisions hereof shall be construed in a manner to carry out that intention.
         H. Power to Interpret. This Plan shall be interpreted and effectuated to comply with the applicable requirements of ERISA, the Code and other applicable tax law principles; and all such applicable requirements are hereby incorporated herein by reference. Subject to the above, the Committee shall have power to construe and interpret this Plan, including but not limited to all provisions of this Plan relating to eligibility for benefits and the amount, manner and time of payment of benefits, any such construction and interpretation by the Committee and any action taken thereon in good faith by the Plan

                                     VIII-2

Administrator(s) to be final and conclusive upon any affected party. The Committee shall also have power to correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as the Committee shall deem proper to carry out and put into effect this Plan; and any construction made or other action taken by the Committee pursuant to this
Article VIII(H) shall be binding upon such other party and may be relied upon by such other party.
         I. Effective Date. The effective date of this amendment and restatement shall be January 1, 1999, except as otherwise expressly stated herein.



                                     VIII-3